UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
_______________________________________________________________________
FORM 8-K
__________________________________________________________________________

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): December 9, 2021
________________________________________________________________________
CURO GROUP HOLDINGS CORP.
(Exact Name of Registrant as Specified in Its Charter)
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Delaware	001-38315	90-0934597
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3615 North Ridge Road, Wichita, Kansas		67205
(Address of Principal Executive Offices)		(Zip Code)

(316) 772-3801
(Registrant’s Telephone Number, Including Area Code)
N/A
(Former Name or Former Address, if Changed Since Last Report)
________________________________________________________________________
Check the appropriate box below if the Form8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock	CURO	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule12b-2of the Securities Exchange Act of 1934(§240.12b-2of this chapter).

    Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 1.01 Entry into a Material Definitive Agreement

Non-Recourse Canada SPV Facility

On December 9, 2021, Flexiti Securitization Limited Partnership, a bankruptcy-remote special purpose vehicle, organized as a limited partnership under the laws of the Province of Ontario (the “Canada SPV Issuer”), an indirect wholly-owned subsidiary of Flexiti Financial Inc. (“Flexiti”), a wholly-owned Canadian subsidiary of CURO Group Holdings Corp. (the “Company”), sold C$264,538,707.52 of its FLEX Series 2021-1 Floating Rate Debt Securities, Class A (the “Class A Notes”) and C$45,019,150.28 of its FLEX Series 2021-1 Floating Rate Debt Securities, Class B (the “Class B Notes” and, together with the Class A Notes, the “2021 Notes”). The sale of the 2021 Notes was completed as part of the initial drawdown on a securitization facility (the “2021 Flexiti Facility”) that will allow the Canada SPV Issuer to issue up to C$526.5 million in debt securities collateralized by Flexiti’s consumer loan receivables.

The 2021 Notes were sold under a Note Purchase Agreement, dated December 9, 2021 (the “Note Purchase Agreement”), among the Canada SPV Issuer, Flexiti, Flexiti Securitization General Partner Inc., the general partner of the Canada SPV Issuer, in its own right (the “General Partner”), National Bank of Canada, an affiliate of the Bank of Montreal, and WF Torca, Ltd, a fund managed by Waterfall Asset Management. Pursuant to the Note Purchase Agreement, National Bank of Canada committed to purchase up to C$300 million of Class A Notes, an affiliate of the Bank of Montreal committed to purchase up to C$150 million of Class A Notes, and WF Torca, Ltd. committed to purchase up to C$76.5 million of Class B Notes.

The 2021 Notes are issued under the terms of a Trust Indenture (the “Master Indenture”), dated as of December 9, 2021, between the Canada SPV Issuer, the General Partner, and Computershare Trust Company of Canada, as trustee (the “Indenture Trustee”) and the Series 2021-1 Supplemental Indenture to the Master Trust Indenture (the “Supplemental Indenture” and, together with Master Indenture, the “Indenture”), dated as of December 9, 2021, between the Issuer, the General Partner and the Indenture Trustee. In connection with the Canada SPV Facility, the Canada SPV Issuer entered into a Sale and Servicing Agreement (the “Sale and Servicing Agreement”), dated as of December 9, 2021, pursuant to which Flexiti will sell, on a fully serviced basis, certain eligible unsecured consumer loans and related rights and collections (the “2021 Note Collateral”) to the Canada SPV Issuer. The 2021 Notes are secured by a first lien against all assets of the Canada SPV Issuer, including the 2021 Note Collateral. The obligation to pay the 2021 Notes, under the terms of the Indenture, are limited solely to collections from the 2021 Note Collateral. Payment on the 2021 Notes, under the terms of the Indenture, will be made from collections received from the 2021 Note Collateral by the Canada SPV Issuer. Such payments are subjected to a customary priority-of-payment waterfall, under which payments on the Class A Notes are made prior to payments on the Class B Notes.

Pursuant to the Performance Guarantee and Indemnity Agreement entered into by the Company on December 9, 2021 (the “Guarantee”) in connection with the 2021 Flexiti Facility, the Company is providing National Bank of Canada, the affiliate of the Bank of Montreal, and WF Torca, Ltd. (collectively, the “Note Purchasers”), as well as National Bank of Canada, in its capacity as Structuring Agent under the Note Purchase Agreement, with a performance guarantee and limited indemnity with respect to, the obligations of the Canada SPV Issuer and Flexiti, under the terms of the 2021 Flexiti Facility, including the terms of the Indenture, the Sale and Servicing Agreement and the Note Purchase Agreement.

The 2021 Notes mature on December 9, 2025 and pay interest monthly. As of December 13, 2021, the weighted average interest rate on the 2021 Notes was one-month CDOR plus 3.59%, or 4.03%.

The 2021 Flexiti Facility contains various conditions with respect to drawing on the commitment of the Note Purchasers to purchase additional 2021 Notes and affirmative, negative and financial covenants for both the Canada SPV Issuer and the Company. The 2021 Flexiti Facility also contains various events of default, the occurrence of which could result in termination of the Note Purchasers’ commitments to purchase 2021 Notes and the acceleration of all obligations in respect of the 2021 Notes under the Canada SPV Facility.

A copy of the press release announcing the Non-Recourse Canada SPV Facility is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The foregoing summary of the Note Purchase Agreement, the Indenture, the Guarantee and the Sale and Servicing Agreement do not purport to be complete and are qualified in their entirety by reference to the full text of the agreements.

ITEM 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information set forth above under Item 1.01 is hereby incorporated by reference into this Item 2.03.

ITEM 8.01 Other Events

On December 9, 10 and 13, 2021, the Company acquired an additional 2,648,500 shares of common stock, par value $0.0001 per share of Katapult Holdings, Inc. (“Katapult”) for an aggregate purchase price of $9,893,790. Following the acquisition of these shares, CURO is the beneficial owner of 24,541,364 shares, which represents 25.2% of Katapult’s outstanding shares, and is calculated to include all earn-out shares granted to CURO and other Katapult investors at the time of Katapult’s merger with FinServ.

The Company’s determination to undertake this incremental increase in its ownership position was based on, among other things, its long-term outlook on Katapult’s prospects and its view that recent market prices for Katapult’s shares presented an attractive purchase opportunity. The Company has no current plans to complete additional transactions for Katapult shares, but intends to continue to review its investment in Katapult and may from time to time acquire additional securities of Katapult or sell or otherwise dispose of some or all of its securities of Katapult, subject to applicable law. The Company will consider a variety of factors in determining whether to engage in any future transactions, including current and anticipated future trading prices of the securities of Katapult; the financial condition, results of operations and prospects of Katapult; general economic, financial market and industry conditions; other investment and business opportunities available to the Company; and tax considerations, among other factors.

ITEM 9.01 Financial Statements and Exhibits

(d). Exhibits

Exhibit Number	Description
99.1	Press Release, dated December 10, 2021
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 14th day of December, 2021.

                        CURO Group Holdings Corp.
                        By: /s/ Roger Dean______
                        Roger Dean
                        Executive Vice President and Chief Financial Officer